Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:

Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-7
*CUSIP:         21988K834       Class     A-1
                21988KAN7       Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending August 17, 2009.

INTEREST ACCOUNT
----------------


Balance as of February 15, 2009.................................          $0.00
         Scheduled Income received on securities................    $951,750.00
         Unscheduled Income received on securities..............          $0.00
         Contribution from Trustee..............................          $0.00

LESS:
         Distribution to Class A-1 Holders......................   -$945,000.00
         Distribution to Class A-2 Holders......................     -$5,653.00
         Distribution to Class A-2 Holders of Amortization......     -$1,097.00
         Distribution to Depositor..............................         -$0.00
         Distribution to Trustee................................          $0.00
Balance as of August 15, 2009...................................          $0.00


PRINCIPAL ACCOUNT
-----------------

Balance as of February 15, 2009.................................          $0.00
         Scheduled Principal received on securities.............          $0.00

LESS:
         Distribution to Holders................................         -$0.00
Balance as of August 15, 2009...................................          $0.00

                UNDERLYING SECURITIES HELD AS OF August 17, 2009

              Principal
               Amount                      Title of Security
              ---------                    -----------------

             $30,000,000       Goldman Sachs Capital I 6.345% Capital Securities
                               due February 15, 2034
                               *CUSIP:        38143VAA7

U.S. Bank Trust National Association, as Trustee

[OBJECT OMITTED]*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.